SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 26, 2015

SOUTHWESTERN ELECTRIC POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3146	Delaware	72-0323455
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On March 26, 2015, Southwestern Electric Power Company (the “Company”) issued debt securities pursuant to an Underwriting Agreement with Mizuho Securities USA Inc. and UBS Securities LLC (collectively, the “Underwriters”), relating to the offering and sale by the Company of $400,000,000 of its 3.90% Senior Notes Series J, due 2045 (the “Notes”).

Item 9.01.    Financial Statements and Exhibits

(c)    Exhibits

1(a)	Underwriting Agreement, dated March 23, 2015, between the Company and the Underwriters named in Exhibit 1 thereto, in connection with the sale of the Notes.

4(a)	Tenth Supplemental Indenture, dated as of March 1, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A, as Trustee, establishing the terms of the Notes.

4(b)	Form of the Notes (included in Exhibit 4(a) hereto).

5(a)	Opinion of Thomas G. Berkemeyer regarding the legality of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHWESTERN ELECTRIC POWER COMPANY

By: /s/ Thomas G. Berkemeyer
Name: Thomas G. Berkemeyer
Title: Assistant Secretary

March 26, 2015

EXHIBIT INDEX

Exhibit Number	Description

1(a)	Underwriting Agreement, dated March 23, 2015, between the Company and the Underwriters named in Exhibit 1 thereto, in connection with the sale of the Notes.

4(a)	Tenth Supplemental Indenture, dated as of March 1, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, establishing the terms of the Notes.

4(b)	Form of the Notes (included in Exhibit 4(a) hereto).

5(a)	Opinion of Thomas G. Berkemeyer regarding the legality of the Notes.